SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 24, 1998

                           FLAG Financial Corporation
             (Exact name of registrant as specified in its charter)

       Georgia                      0-24532                       58-2094179
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(State of Incorporation)    (Commission File Number)            (IRS Employer
                                                          Identification Number)



      101 North Greenwood St., P.O. Box 3007
                LaGrange, Georgia                                   30240
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     (Address of principal executive offices)                     (Zip code)



       Registrant's telephone number, including area code: (706) 845-5000

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Item 5.      Other Events
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     The  Registrant  executed an Agreement  and Plan of Merger dated as of July
24, 1998 with The Brown Bank, pursuant to which The Brown Bank agreed to merge with and into Citizens Bank, a wholly-owned subsidiary of the Registrant. Attached hereto is a copy of the Agreement and Plan of Merger and Exhibits thereto.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits
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(c)      Exhibits.  The following exhibits are filed as part of this report:

2.1 Agreement and Plan of Merger and Exhibits thereto by and among the Registrant, Citizens Bank and The Brown Bank dated as of July 24, 1998.


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                                INDEX OF EXHIBITS

Exhibit
Number                             Description
------                             -----------

2.1 Agreement and Plan of Merger and Exhibits thereto by and among the Registrant, Citizens Bank and The Brown Bank dated as of July 24, 1998.






                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 11, 1998


                                            FLAG Financial Corporation



                                            /s/ John S. Holle
                                            ------------------
                                            By John S. Holle
                                            Chairman of the Board



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